Financial Instruments and Risk Management	12 Months Ended
Dec. 31, 2024
Disclosure of detailed information about financial instruments [abstract]
Financial Instruments and Risk Management

12	FINANCIAL INSTRUMENTS AND RISK MANAGEMENT
Fair values of financial instruments
The following table shows the carrying amounts and fair values of financial assets and financial liabilities, including their levels in the fair value hierarchy. It does not include fair value information for financial assets and financial liabilities not measured at fair value if the carrying amount is a reasonable approximation of fair value. The Company does not have any non-recurring fair value measurements as at December 31, 2024. Levels 1 to 3 of the fair value hierarchy are defined based on the degree to which fair value inputs are observable or unobservable, as follows:
•Level 1 inputs are quoted prices (unadjusted) in active markets for identical assets or liabilities;
•Level 2 inputs are inputs other than quoted prices included within Level 1 that are observable for the net asset or liability, either directly or indirectly; and
•Level 3 inputs are unobservable (supported by little or no market activity).

	December 31, 2024			December 31, 2023
	Level 1	Level 2	Level 3	Level 1	Level 2	Level 3
Financial assets (liabilities)
Fair value through profit or loss
Gold options not designated as hedging instruments[1]	—	—	—	—	(0.8)	—
Gold forwards acquired from Argonaut not designated as hedging instruments [1]	—	(140.0)	—	—	—	—
Share purchase warrants	—	—	—	—	(0.4)	—
Fair value through OCI
Equity securities	24.0	—	—	13.0	—	—
Currency derivatives designated as hedging instruments[1]	—	(9.0)	—	—	6.6	—
Fuel derivatives designated as hedging instruments[1]	—	(0.1)	—	—	(0.2)	—
	$24.0	($149.1)	$—	$13.0	$5.2	$—
1. On a gross basis, total derivatives recognized as at December 31, 2024 consist of total assets of nil, and total liabilities of $149.1 million ($9.1 million and $140.0 million classified as current and non-current liabilities, respectively) included in consolidated statements of financial position (December 31, 2023 - total assets of $6.6 million and total liabilities of $1.0 million).
Fair Value Methodology
The methods of measuring financial assets and liabilities have not changed during the year ended December 31, 2024.
The fair value of option and forward contracts are determined using a market approach with reference to observable market prices for identical assets traded in an active market. These are classified within Level 2 of the fair value hierarchy. The use of reasonably possible alternative assumptions would not significantly affect the Company’s results.
Derivative Instruments designated as cash flow hedges
Currency option and forward contracts and fuel option contracts
The Company enters into option and forward contracts to hedge against the risk of an increase in the value of the Canadian dollar and Mexican peso versus the US dollar. These option and forward contracts are for the purchase of local currencies and the sale of US dollars, which settle on a monthly basis, and the Company believes this is an appropriate manner of managing currency risk. The Company has designated options and forwards as cash flow hedges for the highly probable Canadian dollar and Mexican peso.
The Company also enters into option contracts to hedge against the risk of an increase in the price of diesel fuel. These option contracts are for the purchase of New York Harbour Ultra Low Sulfur Diesel ("ULSD") contracts, which settle on a monthly basis, and the Company believes this is an appropriate manner of managing price risk. The Company has designated these options as cash flow hedges for the highly probable consumption of diesel.
These currency option and forward and fuel option derivatives meet the hedge effectiveness criteria and are designated in a hedge accounting relationship as a result of the following factors:
•An economic relationship exists between the hedged items and hedging instrument, as notional amounts match and both the hedged item and hedging instrument fair values move in response to the same risk (foreign exchange risk and diesel price risk). Cash flows in relation to the designated hedged item and hedging instrument are matched since the option and forward contracts (hedging instrument) matures during the same month as the operational cash flows (hedged item) are expected to be incurred.
•The hedge ratio is one to one for this hedging relationship, as the hedged item is foreign currency risk and diesel price risk that is hedged with a foreign currency or diesel fuel hedging instrument using one unit of both the hedged and hedging item respectively.
•Credit risk is not material in the fair value of the hedging relationship.
The Company has identified two sources of potential ineffectiveness: 1) the timing of cash flow differences between the expenditure and the related derivative and 2) the inclusion of credit risk in the fair value of the derivative not replicated in the hedged item. The Company expects the impact of these sources of hedge ineffectiveness to be minimal. The timing of hedge settlements and incurred expenditures are closely aligned, as they are expected to occur within 30 days of each other. As noted above, credit risk is not a material component of the fair value of the Company’s hedging instruments, as all counterparties are reputable Canadian banking institutions and are highly rated.
For the years ended December 31, 2024 and 2023, the Company did not recognize any ineffectiveness on the hedging instruments.
The effective portion of the changes in fair value of the currency option and forward contracts for the years ended December 31, 2024 and 2023 recorded in accumulated other comprehensive loss is:

	December 31, 2024	December 31, 2023
Balance, beginning of the period	$6.4	($1.9)
Change in value on currency instruments	(15.5)	18.1
Add: realized loss on CAD currency instruments	0.8	1.0
Less: realized gain on MXN currency instruments	(0.9)	(8.1)
Deferred income tax related to hedging instrument	3.9	(2.7)
	($5.3)	$6.4
The open contracts, which settle on a monthly basis, are summarized as at December 31, 2024:
Canadian dollar contracts:

Period Covered	Contract type	Contracts (CAD$ Millions)	Average minimum rate (USD/CAD)	Average maximum rate (USD/CAD)
2025	Forwards	24.0	1.41	—
2025	Collars	603.0	1.35	1.42

Mexican Peso contracts:

Period Covered	Contract type	Contracts (MXN Millions)	Average minimum rate (MXN/USD)	Average maximum rate (MXN/USD)
2025	Collars	1,260.0	19.04	22.58
As at December 31, 2024, the fair value of these contracts was a liability of $9.0 million (December 31, 2023 - asset of $6.6 million).
The effective portion of the changes in fair value of the fuel option contracts for the years ended December 31, 2024 and 2023 recorded in accumulated other comprehensive loss is:

	December 31, 2024	December 31, 2023
Balance, beginning of the period	($0.1)	$0.1
Change in value on fuel contracts	(0.1)	(0.2)
Add: realized loss on fuel contracts	0.1	—
Deferred income tax related to fuel contracts	(0.1)	—
	($0.2)	($0.1)
As at December 31, 2024, the Company held contracts to protect against the risk of an increase in the price of fuel. These collars totalling 1,512,000 gallons, ensure a minimum purchase call option of $2.50 per gallon and a maximum average sold put options of $2.33 per gallon, regardless of the movement in fuel prices during 2025. The fair value of these contracts at December 31, 2024 was a liability of $0.1 million (December 31, 2023 - liability of $0.2 million.)
Derivative Instruments not designated as cash flow hedges
Gold option contracts
As at December 31, 2024, the Company did not hold option contracts to protect against the risk of a decrease in the value of the gold price on a portion of gold sales. As at December 31, 2023, the Company held such contracts. The fair value of these contracts was a liability of $0.8 million at December 31, 2023.
Legacy Argonaut gold forward contracts
As at December 31, 2024, the Company held forward contracts that were acquired as part of the acquisition of Argonaut. These contracts, totaling 100,000 ounces in 2026 and 50,000 ounces in 2027, have an average forward price of $1,821 per ounce. These forward contracts mature monthly throughout 2026 and 2027. The fair value of these contracts was a liability of $140.0 million at December 31, 2024 (December 31, 2023 - nil).
Unrealized loss on financial instruments
For the year ended December 31, 2024, the Company realized losses of $9.3 million related to the settlement of option contracts (for the year ended December 31, 2023 - realized losses of $0.1 million). Total unrealized losses for the year ended December 31, 2024 was $24.2 million (for the year ended December 31, 2023 - unrealized losses of $0.9 million). Included in the unrealized loss is $25.0 million attributable to the Argonaut legacy hedges. The Company has elected to not apply hedge accounting to gold option and forward contracts, with changes in fair value recorded in net earnings.
Financial instruments and related risks
In the normal course of operations, the Company is exposed to credit risk, liquidity risk and the following market risks: commodity price, market price, interest rate and foreign currency exchange rate. The Company has developed a risk management process to identify, analyze and assess these and other risks, and has formed a Risk Committee to monitor all significant risks to the Company. The Board of Directors has overall responsibility for the oversight of the Company’s risk management framework, and receives regular reports from the Risk Committee.
Commodity price risk
The profitability of the Company’s mining operations is significantly affected by changes in the market price for gold. Gold prices fluctuate on a daily basis and are affected by numerous factors beyond the Company’s control. The supply and demand for gold, the level of interest rates, the rate of inflation, investment decisions by large holders of gold, including governmental reserves, and the stability of exchange rates can all cause significant fluctuations in gold prices. Such external economic factors are in turn influenced by changes in international investment patterns and monetary systems, and political developments. From time to time, the Company will enter into collars, options or other financial instruments to manage short term commodity price fluctuations.
For the year ended December 31, 2024, the Company’s revenues and cash flows were impacted by gold prices fluctuating from a low of $1,992 to a high of $2,787 per ounce. Metal price declines could cause the continued development of, and production from, the Company’s properties to be uneconomic.
As at December 31, 2024, the Company's commodity price risk associated with financial instruments primarily relates to changes in fair value caused by gold price on the legacy Argonaut gold forward contracts. If gold prices fluctuated by 10% from the December 31, 2024 price of $2,629 per ounce, with other variables held constant, the Company's earnings before taxes would increase or decrease by $39.4 million due to the change in fair value of the legacy Argonaut gold forward contracts.
Interest rate risk
Interest rate risk is the risk that the fair value or the future cash flows of a financial instrument will fluctuate because of changes in market interest rates. The company has exposure to interest rate risk on the interest receipts on the cash and cash equivalents and the interest payments on the revolving credit facility ("Facility") (Note 14). The interest incurred on the Facility is based on Adjusted Term SOFR Rates, which may fluctuate. A 100 basis point change in the interest rate would result in an increase or decrease of approximately $1.5 million in the Company's earnings before taxes. The Company has not entered into any derivative contracts to manage this risk.
Foreign currency exchange rate risk
Metal sales revenues for the Company are denominated in US dollars. The Company is exposed to currency fluctuations relative to the US dollar on expenditures that are denominated in Canadian dollars and Mexican pesos. These potential currency fluctuations could have a significant impact on production costs and thereby, the profitability of the Company. The Company is also exposed to the impact of currency fluctuations on its monetary assets and liabilities.
A 10% strengthening or deterioration of these currencies against the US dollar at each balance sheet date would have resulted in a gain or loss recorded in net earnings by the amounts shown below. This analysis assumes that other variables, in particular interest rates, remain constant.

	December 31, 2024	December 31, 2023
Impact of a 10% change in foreign exchange rates
Canadian dollar	$14.5	$10.0
Mexican peso	5.3	1.3
The currencies of the Company's financial instruments and other foreign currency denominated assets and liabilities based on notional amounts, denominated in U.S dollar equivalents were as follows:

	Canadian Dollars		Mexican Peso
	December 31, 2024	December 31, 2023	December 31, 2024	December 31, 2023

Cash and cash equivalents	$18.9	$25.0	$11.8	$12.4
Equity securities	24.0	13.0	—	—
Amounts receivable	35.9	14.9	10.1	38.6
Other monetary net liabilities	(66.8)	(16.8)	(6.6)	(6.6)
Accounts payable and accrued liabilities	(153.6)	(124.1)	(17.7)	(16.4)
Income taxes payable	(3.2)	(0.1)	(45.6)	(40.2)
Total exposure to currency risk	(144.8)	(88.1)	(48.0)	(12.2)
Credit risk
Credit risk relates to receivables and other contracts, and arises from the possibility that any counterparty to an instrument fails to perform. For cash and cash equivalents, and receivables, the Company’s credit risk is limited to the carrying amount on the balance sheet. The Company manages credit risk by transacting with highly-rated counterparties and establishing a limit on contingent exposure for each counterparty based on the counterparty’s credit rating. Exposure on receivables is limited as the Company sells its products to a small number of organizations, on which the historical level of defaults is minimal.
The Company's maximum exposure to credit risk is as follows:

	December 31, 2024	December 31, 2023
Cash and cash equivalents	$327.2	$224.8
Derivative assets	—	6.6
Other receivables	4.2	11.2
Total financial instrument exposure to credit risk	$331.4	$242.6
Liquidity risk
Liquidity risk is the risk that the Company will encounter difficulty in meeting obligations associated with financial liabilities that are settled by delivering cash or another financial asset. The Company manages this risk through regular monitoring of its cash flow requirements to support ongoing operations and expansionary plans. The Company ensures that there are sufficient committed loan facilities to meet its business requirements, taking into account anticipated cash flows from operations and holdings of cash and cash equivalents.
The Company’s future operating cash flow and cash position are highly dependent on gold prices, as well as other factors. Taking into consideration the Company’s current cash position, volatile equity markets, and global uncertainty in the capital markets, the Company is continually reviewing expenditures and assessing business opportunities to enhance liquidity in order to ensure adequate liquidity and flexibility to support its growth strategy, including the development of its projects, while continuing production at its current operations. A period of continuously low gold prices may necessitate the deferral of capital expenditures which may impact the timing of development work and project completion, as well as production from mining operations. In addition, in such a price environment, the Company may be required to adopt one or more alternatives to increase liquidity. The Company ensures that there are sufficient committed loan facilities to meet its business requirements, taking into account anticipated cash flows from operations and holdings of cash and cash equivalents.

(a) Contractual and other commitments
The following table shows the maturities of contractual and other commitments. The amount presented represents the future undiscounted principal and interest cash flows therefore do not equate to the carrying amounts on the consolidated statements of financial position.

	Less than 1 year	2 - 3 years	4 - 5 years	More than 5 years	Total
Leases	17.2	19.7	2.7	—	39.6
Debt	—	—	250.0	—	250.0
Accounts payable and accrued liabilities	233.0	—	—	—	233.0
Decommissioning liabilities	6.5	36.6	58.7	92.0	193.8
Capital commitments	131.1	6.0	—	—	137.1
	$387.8	$62.3	$311.4	$92.0	$853.5
Contractual obligations exist with respect to royalties (Note 9); however, gold production subject to royalty cannot be ascertained with certainty and the royalty rate varies with the gold price, therefore have been excluded from the table.